Morgan Stanley Insight Fund

Consolidated Portfolio of Investments ■ March 31, 2024 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (93.5%)
	Automobiles (4.4%)
371,909	Tesla, Inc. (a)	$65,377,883

	Biotechnology (2.1%)
2,360,400	Arbutus Biopharma Corp. (a)	6,089,832
50,745	Intellia Therapeutics, Inc. (a)	1,395,995
795,260	ProKidney Corp. (a)(b)	1,304,226
2,048,037	Roivant Sciences Ltd. (a)	21,586,310
34,830	XOMA Corp. (a)	837,662
		31,214,025
	Broadline Retail (7.0%)
1,976,873	Global-e Online Ltd. (Israel) (a)	71,859,334
20,913	MercadoLibre, Inc. (a)	31,619,619
		103,478,953
	Chemicals (0.2%)
3,068,952	Ginkgo Bioworks Holdings, Inc. (a)(b)	3,559,984

	Electronic Equipment, Instruments & Components (0.0%)
3,889	Magic Leap, Inc., Class A (acquisition cost — $1,890,214; acquired 12/22/15) (a)(c)(d)	—

	Entertainment (4.2%)
1,626,481	ROBLOX Corp., Class A (a)	62,099,045

	Financial Services (8.7%)
37,484	Adyen NV (Netherlands) (a)	63,315,589
1,736,343	Affirm Holdings, Inc. (a)	64,696,140
		128,011,729
	Ground Transportation (6.9%)
1,324,701	Uber Technologies, Inc. (a)	101,988,730

	Health Care Providers & Services (1.6%)
3,929,306	Agilon Health, Inc. (a)	23,968,767

	Health Care Technology (0.5%)
263,068	Doximity, Inc., Class A (a)	7,079,160

	Hotels, Restaurants & Leisure (12.0%)
411,019	Airbnb, Inc., Class A (a)	67,801,694
790,242	DoorDash, Inc., Class A (a)	108,832,128
		176,633,822
	Information Technology Services (19.8%)
1,304,089	Cloudflare, Inc., Class A (a)	126,274,938
438,720	Fastly, Inc., Class A (a)	5,691,680
1,156,578	Shopify, Inc., Class A (Canada) (a)	89,253,124
436,703	Snowflake, Inc., Class A (a)	70,571,205
		291,790,947
	Leisure Products (1.0%)
3,361,622	Peloton Interactive, Inc., Class A (a)	14,404,550

	Life Sciences Tools & Services (0.5%)
184,375	10X Genomics, Inc., Class A (a)	6,919,594

	Media (6.1%)
351,769	Cardlytics, Inc. (a)	5,097,133
962,437	Trade Desk, Inc., Class A (a)	84,136,242
		89,233,375
	Pharmaceuticals (4.0%)
1,938,563	Royalty Pharma PLC, Class A	58,874,158

	Software (9.7%)
6,587,920	Aurora Innovation, Inc. (a)	18,577,934
339,623	Bill Holdings, Inc. (a)	23,338,893
44,780	MicroStrategy, Inc., Class A (a)	76,330,197
666,547	Samsara, Inc., Class A (a)	25,188,811
		143,435,835

Morgan Stanley Insight Fund

Consolidated Portfolio of Investments ■ March 31, 2024 (unaudited) continued

NUMBER OF SHARES		VALUE
	Specialty Retail (4.8%)
808,705	Carvana Co. (a)	$71,093,257
	Total Common Stocks (Cost $ 1,072,527,174)	1,379,163,814

NUMBER OF WARRANTS
Warrants (0.0%)‡
Chemicals (0.0%)‡
343,913	Ginkgo Bioworks Holdings, Inc. expires 08/01/26 (a) (Cost $1,145,230)	30,952

NUMBER OF SHARES
	Preferred Stocks (2.6%)
	Software (2.6%)
523,556	Databricks, Inc., Series H (a)(c)(d) (acquisition cost - $38,473,059; acquired 8/31/21)	37,010,174
197,427	Lookout, Inc., Series F (a)(c)(d) (acquisition cost - $2,255,228; acquired 6/17/14)	537,001
	Total Preferred Stocks (Cost $40,728,287)	37,547,175

	Investment Company (2.7%)
629,297	Grayscale Bitcoin Trust (a) (Cost $15,521,729)	39,752,692

NUMBER OF SHARES (000)
	Short-Term Investments (2.3%)
	Investment Company (2.0%)
29,229	Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class, 5.16% (e) (Cost $29,228,564)	29,228,564
	Securities held as Collateral on Loaned Securities (0.3%)
	Investment Company (0.2%)
3,734	Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class, 5.16% (e)	3,734,388

PRINCIPAL AMOUNT (000)
	Repurchase Agreements (0.1%)
287	HSBC Securities USA, Inc., (5.33%, dated 3/28/24, due 4/1/24; proceeds $287,431; fully collateralized by U.S. Government obligations; 0.00% - 3.00% due 6/13/24 - 7/31/24; valued at $293,010)		287,261
138	Merrill Lynch & Co., Inc., (5.22%, dated 3/28/24, due 4/1/24; proceeds $138,310; fully collateralized by a U.S. Government obligation; 5.00% due 5/15/37; valued at $140,776)		138,230
517	Merrill Lynch & Co., Inc., (5.32%, dated 3/28/24, due 4/1/24; proceeds $517,375; fully collateralized by U.S. Government obligations; 0.25% - 4.50% due 1/15/25 - 5/15/53; valued at $527,634)		517,069
	Total Securities held as Collateral on Loaned Securities (Cost $4,676,948)		4,676,948
	Total Short-Term Investments (Cost $33,905,512)		33,905,512
	Total Investments Excluding Purchased Options (Cost $1,163,827,932)	101.1%	1,490,400,145
	Total Purchased Options Outstanding (Cost $6,038,316)	0.2%	3,046,467
	Total Investments (Cost $1,169,866,248) including $4,354,959 of Securities Loaned (f)(g)(h)(i)	101.3%	1,493,446,612
	Liabilities in Excess of Other Assets	(1.3)	(18,745,417)
	Net Assets	100.0%	$1,474,701,195

Morgan Stanley Insight Fund

Consolidated Portfolio of Investments ■ March 31, 2024 (unaudited) continued

‡	Amount is less than 0.05%.
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan. The value of loaned securities and related collateral outstanding at March 31, 2024, were $4,354,959 and $4,679,398 respectively. The Fund received cash collateral of $4,676,948, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class as reported in the Consolidated Portfolio of Investments. The remaining collateral of $2,450 was received in the form of U.S. Government obligations, which the Fund cannot sell or re-pledge and accordingly are not reflected in the Consolidated Portfolio of Investments. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.
(c)	Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules (“restricted security”). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at March 31, 2024 amounts to $37,547,175 and represents 2.6% of net assets.
(d)	At March 31, 2024, the Fund held fair valued securities valued at $37,547,175, representing 2.6% of net assets. These holdings have been fair valued using significant unobservable inputs as determined in good faith under procedures established by and under the general supervision of the Fund's (as defined herein) Trustees.
(e)	The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the three months ended March 31, 2024, advisory fees paid were reduced by approximately $13,567 relating to the Fund's investment in the Liquidity Fund.
(f)	The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the three months ended March 31, 2024, the Fund did not engage in any cross-trade transactions.
(g)	The fair value and percentage of net assets, $63,315,589 and 4.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in the Notes to Consolidated Portfolio of Investments.
(h)	Securities are available for collateral in connection with purchased options.
(i)	At March 31, 2024, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $477,836,558 and the aggregate gross unrealized depreciation is $154,256,194, resulting in net unrealized appreciation of $323,580,364.

Morgan Stanley Insight Fund

Consolidated Portfolio of Investments ■ March 31, 2024 (unaudited) continued

Call Options Purchased:

The Fund had the following call options purchased open at March 31, 2024:

COUNTERPARTY	DESCRIPTION	STRIKE PRICE		EXPIRATION DATE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000)	VALUE	PREMIUMS PAID	UNREALIZED DEPRECIATION
Standard Chartered Bank	USD/CNH	CNH	7.57	May–24	356,001,380	$356,001	$90,424	$1,506,241	$(1,415,817)
Goldman Sachs & Co. LLC	USD/CNH	CNH	7.69	Jan–25	391,056,861	391,057	1,376,911	1,479,679	(102,768)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.78	Mar–25	347,874,941	347,875	1,359,147	1,476,729	(117,582)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.79	Aug–24	380,595,800	380,596	219,985	1,575,667	(1,355,682)
							$3,046,467	$6,038,316	$(2,991,849)

CNH — Chinese Yuan Renminbi Offshore

USD — United States Dollar

Consolidated Summary of Investments

INDUSTRY †	VALUE		PERCENT OF TOTAL INVESTMENTS
Information Technology Services	$291,790,947		19.6%
Software	180,983,010		12.2
Hotels, Restaurants & Leisure	176,633,822		11.9
Financial Services	128,011,729		8.6
Broadline Retail	103,478,953		6.9
Ground Transportation	101,988,730		6.8
Media	89,233,375		6.0
Specialty Retail	71,093,257		4.8
Investment Companies	68,981,256		4.6
Automobiles	65,377,883		4.4
Entertainment	62,099,045		4.2
Pharmaceuticals	58,874,158		3.9
Biotechnology	31,214,025		2.1
Health Care Providers & Services	23,968,767		1.6
Leisure Products	14,404,550		1.0
Health Care Technology	7,079,160		0.5
Life Sciences Tools & Services	6,919,594		0.5
Chemicals	3,559,984		0.2
Purchased Options	3,046,467		0.2
Warrants	30,952		0.0
Electronic Equipment, Instruments & Components	—	††	0.0
Total Investments	$1,488,769,664		100.0%

†	Does not reflect the value of securities held as collateral on loaned securities.
††	Includes a security valued at zero.

Morgan Stanley Insight Fund

Notes to the Consolidated Portfolio of Investments ■ March 31, 2024 (unaudited)

A. Valuation of Investments — (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”), a wholly-owned subsidiary of Morgan Stanley determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Fund’s Board of Trustees (the “Trustees”). Each business day, the Fund uses a third-party pricing service approved by the Trustees to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (4) foreign exchange transactions (“spot contracts”) and foreign exchange forward contracts (“forward contracts”) are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; (5) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a reputable broker/dealer or valued by a pricing service/vendor; (6) fixed income securities may be valued by an outside pricing service/vendor approved by the Trustees. The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If the Adviser, a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security’s fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Trustees have designated the Fund’s Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund’s Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Fair Value Measurement: Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" (“ASC 820”), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Insight Fund

Notes to the Consolidated Portfolio of Investments ■ March 31, 2024 (unaudited) continued

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2024:

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS		TOTAL
Assets:
Common Stocks
Automobiles	$65,377,883	$—	$—		$65,377,883
Biotechnology	31,214,025	—	—		31,214,025
Broadline Retail	103,478,953	—	—		103,478,953
Chemicals	3,559,984	—	—		3,559,984
Electronic Equipment, Instruments & Components	—	—	—	†	—	†
Entertainment	62,099,045	—	—		62,099,045
Financial Services	64,696,140	63,315,589	—		128,011,729
Ground Transportation	101,988,730	—	—		101,988,730
Health Care Providers & Services	23,968,767	—	—		23,968,767
Health Care Technology	7,079,160	—	—		7,079,160
Hotels, Restaurants & Leisure	176,633,822	—	—		176,633,822
Information Technology Services	291,790,947	—	—		291,790,947
Leisure Products	14,404,550	—	—		14,404,550
Life Sciences Tools & Services	6,919,594	—	—		6,919,594
Media	89,233,375	—	—		89,233,375
Pharmaceuticals	58,874,158	—	—		58,874,158
Software	143,435,835	—	—		143,435,835
Specialty Retail	71,093,257	—	—		71,093,257
Total Common Stocks	1,315,848,225	63,315,589	—	†	1,379,163,814	†
Warrants
Chemicals	30,952	—	—		30,952
Preferred Stocks
Software	—	—	37,547,175		37,547,175
Investment Company	39,752,692	—	—		39,752,692
Call Options Purchased	—	3,046,467	—		3,046,467
Short-Term Investments
Investment Company	32,962,952	—	—		32,962,952
Repurchase Agreements	—	942,560	—		942,560
Total Short-Term Investments	32,962,952	942,560	—		33,905,512
Total Assets	$1,388,594,821	$67,304,616	$37,547,175	†	$1,493,446,612	†

†	Includes a security valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.

Morgan Stanley Insight Fund

Notes to the Consolidated Portfolio of Investments ■ March 31, 2024 (unaudited) continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	COMMON STOCK		PREFERRED STOCKS
Beginning Balance	$—	†	$54,979,940
Purchases	—		—
Sales	—		—
Transfers in	—		—
Transfers out	—		—
Corporate actions	—		—
Change in unrealized appreciation (depreciation)	—		(17,432,765)
Realized gains (losses)	—		—
Ending Balance	$—	†	$37,547,175
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2024	$—		$(17,432,765)

†	Includes a security valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2024.

Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance:

	FAIR VALUE AT MARCH 31, 2024	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	AMOUNT OR RANGE/ WEIGHTED AVERAGE*	IMPACT TO VALUATION FROM AN INCREASE IN INPUT**
Preferred Stocks	$37,547,175	Market Transaction Method	Precedent Transaction	$70.69	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	14.5%-18.0%/15.5%	Decrease
			Perpetual Growth Rate	3.0%-4.0%/3.5%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	4.4x-19.2x/14.7x	Increase
			Discount for Lack of Marketability	11.0%-13.0%/13.0%	Decrease
		Comparable Transactions	Enterprise Value/Revenue	8.7x	Increase

*	Amount is indicative of the weighted average.
**	Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.